Exhibit 10.3

SECOND AMENDMENT TO HOTEL PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO HOTEL PURCHASE AND SALE AGREEMENT (this “Amendment”) is entered into effective as of November 19, 2018 (the “Effective Date”), between NF II/CI TAMPA AIRPORT, LLC, NF II/CI FORT MYERS GULF CENTER, LLC, NF II/CI LITTLE ROCK, LLC, NF II BEACHWOOD PARK EAST, LLC, HP BOULDER, L.L.C., NF II/CI TAMPA AVION, LLC, NF II/CI KNOXVILLE, LLC, and NF II/CI FORT MYERS AIRPORT, LLC, each a Delaware limited liability company (collectively, “Sellers”), and SREIT HOTEL HOLDINGS, L.L.C., a Delaware limited liability company (“Buyer”).

A. Sellers and Buyer, as successor-in-interest to SCG Global Holdings, L.L.C., a Delaware limited liability company (“Original Buyer”), have entered into that certain Hotel Purchase and Sale Agreement dated as of July 31, 2018, as amended and assigned by that certain First Amendment to Hotel Purchase and Sale Agreement dated as of October 9, 2018 (collectively, the “Agreement”), with respect to certain property more particularly described therein. Capitalized terms used in this Amendment without definition have the same meanings ascribed to those terms in the Agreement.

B. Sellers and Buyer now wish to modify the terms of the Agreement as set forth in this Amendment.

NOW, THEREFORE, for and in consideration of the foregoing recitals, which are incorporated herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Buyer hereby agree as follows:

1. Extension of Closing Deadline. The definition of “Closing Deadline” in Section 1.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Closing Deadline” shall mean 4:00 p.m. Local Atlanta, Georgia time on or before December 18, 2018, subject to extension only in accordance with the terms of Section 3.4(d) of this Agreement.”

Additionally, the second sentence of Section 3.4(d) of the Agreement is hereby deleted in its entirety and replaced with the following:

“In the event Buyer anticipates that Buyer’s Replacement Guarantor will fail to satisfy the financial covenants set forth in the Existing Financing, Buyer shall have the right to further extend the Closing Deadline until January 15, 2019 by delivery not later than December 11, 2018 of written notice to Seller of such extension and the delivery of an additional Extension Deposit to Escrow Agent.”

2. Miscellaneous. As expressly modified herein, the Agreement remains in full force and effect and Original Buyer, Buyer Assignee and Seller ratify and affirm the Agreement as modified herein. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute the same instrument. This Amendment may be executed via facsimile or by “PDF scanned signature” and that facsimile or PDF shall be deemed an original for all purposes. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Georgia. If a provision of this Amendment conflicts with a provision of the Agreement, this Amendment shall supersede and control.

[Signatures appear on following pages]

IN WITNESS WHEREOF, Sellers and Buyer have executed this Amendment as of the date and year first above written.

SELLERS:

NF II/CI TAMPA AIRPORT, LLC, a Delaware limited liability company

NF II/CI FORT MYERS GULF CENTER, LLC, a Delaware limited liability company

NF II/CI LITTLE ROCK, LLC, a Delaware limited liability company

NF II BEACHWOOD PARK EAST, LLC, a Delaware limited liability company

HP BOULDER, L.L.C., a Delaware limited liability company

NF II/CI TAMPA AVION, LLC, a Delaware limited liability company

NF II/CI KNOXVILLE, LLC, a Delaware limited liability company

NF II/CI FORT MYERS AIRPORT, LLC, a Delaware limited liability company

By:	/s/ Mark K. Rafuse
Name: Mark K. Rafuse
Title: Vice President

[Signatures continue on following page]

[Signature Page to Second Amendment to Purchase and Sale Agreement]

BUYER:

SREIT HOTEL HOLDINGS, L.L.C., a Delaware limited liability company

By:	/s/ Akshay Goyal
Name:	AKSHAY GOYAL
Title:	AUTHORIZED SIGNATORY

[Signature Page to Second Amendment to Purchase and Sale Agreement]